Building a Premier Regional Financial Services Organization First Quarter 2019 Financial Results April 23, 2019 Exhibit 99.2

Forward–Looking Statements Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.   Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including potential market impacts of efforts by the Federal Reserve Board to reduce the size of its balance sheet, conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets as well as crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues related to the European financial system and monetary and other governmental actions designed to address credit, securities, and/or commodity markets, the enactment of legislation and changes in existing regulations or enforcement practices or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, acts of war or terrorism, and other risks described in our filings with the Securities and Exchange Commission.   Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

1Q-19 Financial Highlights Source: Company reports Continued solid financial results At March 31, 2019: Total Assets $13.5 billion Total Loans (LHFI & Acquired) $9.1 billion Total Deposits $11.5 billion Banking Centers 195 Profitable Revenue Generation Loans held for investment (LHFI) increased $159.1 million, or 1.8%, from the prior quarter and $481.0 million, or 5.6%, year-over-year Net interest income (FTE), excluding acquired loans, totaled $106.1 million, up 0.9% linked quarter and 5.7%, year-over-year Net interest margin, excluding acquired loans, increased to 3.60%, up 10 bps linked quarter and 23 basis points year-over-year Expense Management Core noninterest expense, which excludes ORE and intangible amortization, totaled $103.2 million, up 0.6% from the previous quarter Credit Quality Nonperforming assets declined 8.0% in the first quarter and 18.2% year-over-year Credit quality remained solid; net charge-offs represented 0.09% of average loans Capital Management During the first quarter, repurchased approximately $36.9 million, or 1.2 million shares of common stock, which completed the $100 million share repurchase program announced in 2016 Trustmark announced a new $100 million share repurchase program, effective as of April 1, 2019, which expires on March 31, 2020 Q1-19 Net Income $33.3 million EPS – Diluted $0.51 ROAA 1.01% ROATCE 11.55% Dividends / Share $0.23 Tangible Equity / Tangible Assets 9.15% Total Risk-Based Capital Ratio 13.21%

Source: Company reports Loans Held for Investment (LHFI) Portfolio Trustmark has no loan exposure in which the source of repayment or the underlying security of such exposure is tied to the realization of value from energy reserves Total energy-related sector exposure of $370.1 million with outstanding balances of $152.8 million – representing 1.7% of total LHFI – at March 31, 2019 At March 31, 2019, nonaccrual energy-related loans represented 7.7% of outstanding energy-related loans and 13 basis points of outstanding LHFI  Focus on profitable, credit-disciplined loan growth continued LHFI Quarterly Change ($ in millions) LHFI by Type ($ in millions) $89 $159 $68 $165 Dollar Change:

Nonaccrual loans decreased $5.2 million, or 8.4%, linked quarter and $12.3 million, or 17.9%, year-over-year Other real estate declined $2.5 million, or 7.3%, linked quarter and $7.4 million, or 18.7%, year-over-year Collectively, nonperforming assets decreased $7.7 million, or 8.0%, linked quarter and $19.7 million, or 18.2% year-over-year Allowance for loan losses represented 343.0% of nonperforming loans, excluding specifically reviewed impaired loans Allowance for both held for investment and acquired loan losses represented 0.9% of total loans(1) Credit Risk Management Source: Company reports Noted: Unless noted otherwise, credit metrics exclude acquired loans and other real estate covered by FDIC loss-share agreement (1) ALL includes allowances for both held for investment and acquired loans; total loans include held for investment and acquired loans (2) NPLs excludes specifically reviewed impaired loans Nonperforming Assets Allowance for Loan Losses/NPLs(2) Continued resolution of problem assets and solid asset quality metrics Dollar Change: ($8) ($6) $(6) ($ in millions) $0 ($1) ($3) 193% 207% 210% 203% 231% $7 ($4)

Deposits totaled $11.5 billion at March 31, 2019, an increase of $170.4 million , or 1.5%, from the previous quarter and an increase of $559.0 million , or 5.1%, from the prior year Cost of deposits is 70 basis points; approximately 58% of deposit balances in checking accounts Noninterest-bearing deposits represented 24.8% of average deposits in the first quarter Source: Company reports Attractive, Growing Deposit Base ($ in millions) Deposit Mix – Average Balance 27% 27% 26% 26% 25% 73% 73% 74% 74% 75% Total Deposits at March 31, 2019 – $11,535 ($ in millions) Deposit Mix by Type – Q1-19 Ending Balance 25% 33% 19% 16% 7%

Income Statement Highlights – Revenue Net Interest Income – FTE Net Interest Margin Noninterest Income ($ in millions) Net Interest Income on Acq. Loans Net Interest Income (excl. Income on Acq. Loans) Source: Company reports ($ in millions) Net interest income (FTE), excluding acquired loans, totaled $106.1 million for the first quarter, a 0.9% increase from the prior quarter and a 5.7% increase year-over-year Noninterest income totaled $41.5 million, a 4.7% decrease from the previous quarter principally due to lower mortgage banking revenue and seasonal reductions in various fee income categories Insurance revenue totaled $10.9 million in the first quarter, a 13.7% increase linked quarter and a 15.4% increase from the prior year Wealth management revenue totaled $7.5 million in the first quarter, relatively unchanged from the prior quarter. Mortgage banking revenues totaled $3.4 million in the first quarter, down $2.3 million from the prior quarter and $7.8 million from the previous year. The linked-quarter change reflects an increase in net negative hedge ineffectiveness of $3.7 million. Mortgage loan production for the first quarter totaled $283.5 million, down 6.7% from the prior quarter and 2.0% year-over-year

Income Statement Highlights – Noninterest Expense Source: Company reports (1) Excludes ORE and intangible amortization Core noninterest expense, which excludes ORE and intangible amortization, totaled $103.2 million for the first quarter, a 0.6% increase from the prior quarter Salaries and benefits increased $2.2 million from the previous quarter due to higher insurance commissions as a result of continued growth and seasonal increase in payroll taxes Services and fees decreased $942 thousand from the prior quarter reflecting a decrease mainly in spending on outside services and fees Noninterest Expense ($ in millions) Core Noninterest Expense Noninterest Expense (excl. ORE, Intangible Amortization and One-time Charges) ORE and Intangible Amortization ($ in millions) (1)

Capital Management Source: Company reports During the first quarter, Trustmark repurchased approximately $36.9 million, or 1.2 million shares of its outstanding common stock, which completed the $100 million share repurchase program announced in 2016. As previously disclosed, Trustmark announced a new $100 million share repurchase program effective April 1, 2019, which expires March 31, 2020. This repurchase program, which is subject to market conditions and management discretion, will be implemented through open market repurchases or privately negotiated transactions. Solid capital position reflects consistent profitability of diversified financial services businesses Tangible Equity / Tangible Assets Common Equity Tier 1 Capital Ratio Total Risk-based Capital Ratio

Profitable revenue generation Balance sheet optimization Targeted, cost-effective deposit growth Business development and cross-selling Mergers and acquisitions In-market consolidation Expand to additional attractive markets Patience and discipline Process improvement and expense management Performance measurement Market and delivery channel optimization Capital and expense management Enterprise-wide analytics system Strategic Priorities to Enhance Shareholder Value Credit quality Maintain disciplined underwriting and pricing Resolution of existing problem assets Effective risk management and compliance Ensure regulatory compliance Cybersecurity and fraud detection system Create value-added proposition, while managing business more effectively